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                               Janus Aspen Series

                             Money Market Portfolio

                       Supplement dated September 17, 2008
                       to Currently Effective Prospectuses

Due to current market conditions, the Janus Money Market Funds intend to temporarily disclose, on a daily basis or as otherwise deemed appropriate, Money Market Portfolio's full portfolio holdings information as of a recent period. Portfolio holdings will be posted on the Janus website (www.janus.com/info) by 10:00 a.m. Mountain Time.

Please check the website for information regarding the temporary disclosure of portfolio holdings. The Portfolio reserves the right to impose restrictions on the dissemination of portfolio holdings information.

                Please retain this Supplement with your records.